UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2015 (February 3, 2015)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Arlington Asset Investment Corp. (the “Company”) issued a press release on February 3, 2015 announcing its financial results for the quarter and full year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 3, 2015, the Board of Directors (the “Board”) of Arlington Asset Investment Corp. (the “Company”) elected Anthony P. Nader to serve as a Director of the Company, whose term will begin March 1, 2015 and continue until the next annual meeting of the shareholders of the Company and until his successor is elected and qualified.   Mr. Nader, as a member of the Board, will be entitled to receive fees and restricted stock awards granted by the Company to its directors who are not employees of the Company beginning on a prorated basis on March 1, 2015. The Company previously disclosed the compensation of its directors in its 2014 Annual Meeting Proxy Statement.

Mr. Nader, age 51, is a Managing Director of SWaN & Legend Venture Partners, a principal investment firm that Mr. Nader co-founded in 2006, with investments in growth oriented companies as well as domestic and international real estate holdings. Mr. Nader also serves as Vice Chairman of Asurion, a privately held company with over 16,000 employees that provides technology protection to approximately 300 million customers worldwide. In 2008, Mr. Nader successfully merged his prior company, National Electronics Warranty (“NEW”) with Asurion. Mr. Nader joined NEW in 1990 as Chief Operating Officer, was named President in 1999 and Chief Executive Officer in 2006, a position he held until 2013. Under his leadership, NEW grew to be the largest global provider of extended service plans for the consumer electronics and appliance industry. Mr. Nader currently serves on the executive committee of the Inova Health System Board of Trustees. He is the past chairman of the Inova Health System Foundation Board. He also serves on the board of The Cranemere Group Limited, Optoro, Inc., La Lumiere, BigTeams and is an active advisor for KIND Healthy Snacks.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2015, the Board amended Section 2.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”). The amendment fixed the number of directors of the Company at eight, effective as of March 1, 2015.  The Bylaws previously fixed the number of directors of the Company at seven.

The preceding summary is qualified in its entirety by reference to Amendment No. 1 to the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On February 3, 2015, the Company issued a press release announcing that Anthony P. Nader had been appointed to its Board of Directors to serve as a new independent director of the Company.  A copy of the press release is attached hereto as Exhibit 99.2.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those relating to statements concerning future performance, the Company’s portfolio, funding capacity, liquidity, leverage portfolio allocation, portfolio hedging, migrating capital from the Company’s private-label mortgage-backed securities (“MBS”) portfolio to the agency-backed MBS portfolio, capital losses, market conditions, cash returns and earnings, dividends, book value, tax benefits, changes in the Company’s expense to capital ratio, and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances, forward settling transactions, forward yield, the effect of actions of the U.S. government, including the Federal Reserve, on our results, the impact of Mr. Nader on the Board and the Company’s execution of its strategy. Forward-looking statements typically are identified by use of the terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and those described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other documents which have been filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of the Company, as amended on February 3, 2015.
99.1	Press Release dated February 3, 2015 announcing the Company’s financial results for the quarter and full year ended December 31, 2014.
99.2	Press Release dated February 3, 2015 announcing the appointment of Anthony P. Nader to the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: February 4, 2015	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of the Company, as amended on February 3, 2015.
99.1	Press Release dated February 3, 2015 announcing the Company’s financial results for the quarter and full year ended December 31, 2014.
99.2	Press Release dated February 3, 2015 announcing the appointment of Anthony P. Nader to the Company’s Board of Directors.